Exhibit 99.1

FOR IMMEDIATE RELEASE

Innodata Appoints Jayant Chauhan as Chief Financial Officer

Brings More Than Two Decades of Experience in Finance and Scaling High-Growth Technology Companies, Effective July 6, 2026

Interim CFO Marissa Espineli to Transition to Chief Accounting Officer

NEW YORK, June 17, 2026 - INNODATA INC. (Nasdaq: INOD) (“Innodata” or the “Company”) today announced that it has appointed Jayant Chauhan as Executive Vice President and Chief Financial Officer (CFO), effective July 6, 2026. At that time, Marissa Espineli, who is serving as the Company's Interim Chief Financial Officer, will transition to the new role of Chief Accounting Officer, reporting to Mr. Chauhan.

Mr. Chauhan brings to Innodata more than two decades of experience building and leading finance functions for fast-growing global technology companies. He most recently served as Senior Vice President, M&A at Mphasis, a Blackstone-owned, publicly traded global IT services company, and previously as Senior Vice President, Global Strategic Finance, and CFO of the operated hotels division at OYO, the SoftBank-backed global hospitality platform. With deep expertise in financial planning and analysis, operating finance, capital allocation, investor communication, and mergers-and-acquisitions, Mr. Chauhan will support Innodata in scaling its position in the generative AI value chain and strengthening its financial foundation to drive continued growth.

“We are excited to welcome a seasoned finance executive like Jayant to Innodata, who brings complementary skills and capabilities to our leadership team, including expertise in capital allocation, capital markets, and investor communications,” said Jack Abuhoff, Chief Executive Officer. “Innodata is experiencing exponential growth, fueled by our strong and growing customer base and innovative solutions and technology at the intersection of data and AI. Last quarter, our quarterly revenue exceeded our total annual revenue from just three years ago. Jayant’s vast industry knowledge and strong track record of building disciplined, scalable finance teams to support global technology companies at scale makes him the ideal person to help Innodata continue to execute its long-term growth strategy and drive shareholder value.”

"Innodata is at the center of one of the most important shifts in technology, providing the data, evaluation, and trust infrastructure required to build high-performing generative AI," said Mr. Chauhan. "I've spent the majority of my career supporting ambitious companies scale with discipline, allocate capital judiciously, and convert momentum into durable, profitable growth. It’s a compelling time for Innodata as the company embarks on the next phase of growth, and I am excited to partner with the talented Innodata team to deliver on the tremendous opportunity ahead."

Abuhoff continued, "We are also pleased that the organization will continue to benefit from Mariz's leadership as Chief Accounting Officer, where she will continue to lead our financial reporting, compliance, and finance operations on a global basis."

Reaffirm 2026 Outlook

The Company is reaffirming its full-year 2026 revenue growth guidance as provided on May 7, 2026. Innodata continues to expect revenue growth of approximately 40% or more year-over-year, up from the approximately 35% or more the Company guided in connection with its Fourth Quarter and Full Year 2025 Results.

Additional information regarding current outlook, including the definitions of the non-GAAP financial measures referenced herein and related reconciliations, is included in our earnings release dated May 7, 2026, which is available on the investor relations section of the Company’s website at https://investor.innodata.com/overview/default.aspx.

About Jayant Chauhan

Jayant Chauhan most recently served as Senior Vice President, M&A, at Mphasis, a Blackstone-owned, publicly listed global IT services company with over $1.7 billion in revenue. At Mphasis, he established and scaled the M&A function, leading sourcing, valuation, diligence, negotiation, and execution, as well as post-merger integration and synergy capture. Earlier, Mr. Chauhan spent more than six years at OYO, the SoftBank-backed global hospitality platform, during a period in which the company grew from a startup to a multi-billion dollar global platform, and held a series of leadership roles, including Senior Vice President, Global Strategic Finance, and CFO of the company's operated-hotels division. Mr. Chauhan began his career in investment banking at J.P. Morgan and subsequently at BMO Capital Markets where he led the origination and execution of complex debt, equity and advisory transactions. He has an MBA from the University of Michigan's Stephen M. Ross School of Business and a bachelor's degree in engineering from Punjab Engineering College.

About Innodata

Innodata (Nasdaq: INOD) is a global data engineering company. We believe that data and Artificial Intelligence (AI) are inextricably linked. Our mission is to enable the responsible advancement of artificial intelligence by providing the data, evaluation frameworks, and human expertise required to build AI systems that can be trusted at scale. We provide a range of transferable solutions, platforms, and services for Generative AI / AI builders and adopters. In every relationship, we honor our 36+ year legacy delivering the highest quality data and outstanding outcomes for our customers.

Visit www.innodata.com to learn more.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These forward-looking statements include, without limitation, statements concerning our operations, economic performance, financial condition, developmental program expansion and position in the AI services market. Words such as “project,” “forecast,” “believe,” “expect,” “can,” “continue,” “could,” “intend,” “may,” “should,” “will,” “anticipate,” “indicate,” “guide,” “predict,” “likely,” “estimate,” “plan,” “potential,” “possible,” “promises,” or the negatives thereof, and other similar expressions generally identify forward-looking statements.

These forward-looking statements are based on management’s current expectations, assumptions and estimates and are subject to a number of risks and uncertainties, including, without limitation, impacts resulting from ongoing geopolitical conflicts; anticipated and actual use cases and outcomes; investments in large language models; that contracts may be terminated by customers; projected or committed volumes of work may not materialize; pipeline opportunities and customer discussions which may not materialize into work or expected volumes of work; the likelihood of continued development of the AI markets, particularly new and emerging markets, that our services support; the ability and willingness of our customers and prospective customers to execute business plans that give rise to requirements for our services; continuing reliance on project-based work and the primarily at-will nature of such contracts and the ability of these customers to reduce, delay or cancel projects; potential inability to replace projects that are completed, canceled or reduced; revenue concentration among a limited number of customers; our dependency on third-party providers and partners; our ability to achieve revenue and growth targets; difficulty in integrating and deriving synergies from acquisitions, joint ventures and strategic investments; potential undiscovered liabilities of companies and businesses that we may acquire; potential impairment of the carrying value of goodwill and other acquired intangible assets of companies and businesses that we acquire; a continued downturn in or depressed market conditions; changes in external market factors; the potential effects of U.S. global trade and monetary policy, including the interest rate policies of the Federal Reserve; changes in our business or growth strategy; the emergence of new, or growth in existing competitors; various other competitive and technological factors; our use of and reliance on information technology systems, including potential security breaches, cyber-attacks, privacy breaches or data breaches that result in the unauthorized disclosure of consumer, customer, employee or company information, or service interruptions; and other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission (“SEC”).

Our actual results could differ materially from the results referred to in any forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks discussed in Part I, Item 1A. “Risk Factors,” Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other parts of our Annual Report on Form 10-K, filed with the SEC on February 26, 2026, and in our other filings that we may make with the SEC. In light of these risks and uncertainties, there can be no assurance that the results referred to in any forward-looking statements will occur, and you should not place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof.

We undertake no obligation to update or review any guidance or other forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by the U.S. federal securities laws.

Company Contact

Aneesh Pendharkar

investor@innodata.com

(201) 371-8000

**SOURCE:** Innodata Inc.